UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Capri Holdings Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following communication was sent to licensees of Michael Kors on August 14, 2023:

Dear Partner,

You are an important partner to Michael Kors, so I wanted to reach out directly with news about our company. Capri Holdings, our parent organization, has entered into a definitive agreement to be acquired by Tapestry.

The planned transaction brings together Capri Holdings’ iconic luxury houses Versace, Jimmy Choo and Michael Kors with Tapestry’s house of brands Coach, Kate Spade and Stuart Weitzman. You can read more in the linked transaction press release.

We are excited about the opportunities we see to become an even better partner to you as we combine with Tapestry. Together, we will have greater resources and capabilities that will help us grow and invest in our organization while preserving the unique DNA of our brands. We will be in an even better position to accelerate our global expansion. Tapestry has great respect for the expertise of our teams and our reputation for designing exceptional, innovative products across luxury categories. In short, we are confident that Tapestry is the right home for Michael Kors and its continued growth.

This announcement is just the first step. Until the transaction closes, which we expect to occur in calendar year 2024, Capri Holdings and Tapestry will continue to operate as separate and independent companies. All agreements remain in place, and we will continue working with you as we always have.

We are committed to making this a seamless process for all our stakeholders and will aim to keep you informed. If you have questions, please reach out to me or your usual contact at Michael Kors.

Thank you for your continued support of Capri Holdings. We look forward to continuing to work with you to drive our mutual success.

Sincerely,

Cedric Wilmotte

Chief Executive Officer of Michael Kors

Forward-Looking Statements

This communication contains statements which are, or may be deemed to be, “forward-looking statements.” Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Capri Holdings Limited (the “Company”) about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included herein, may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “plans”, “believes”, “expects”, “intends”, “will”, “should”, “could”, “would”, “may”, “anticipates”, “might” or similar words or phrases, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions, which could cause actual results to differ materially from those projected or implied in any forward-looking statements, including regarding the proposed transaction. These risks, uncertainties and other factors include the impact of the COVID-19 pandemic; changes in consumer traffic and retail trends; the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transaction that could delay or result in the termination of the proposed transaction, the occurrence of any other event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction, the possibility that the Company’s shareholders may not approve the proposed transaction, the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, and the risk the pending proposed transaction could divert the attention of the Company’s management; as well as those risks that are outlined in the Company’s disclosure filings and materials, which you can find on http://www.capriholdings.com, such as its Form 10-K, Form 10-Q and Form 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. Any forward-looking statement in this press release speaks only as of the date made and the Company disclaims any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Capri Holdings Limited (“Capri”). In connection with the proposed transaction, Capri will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Capri’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Capri may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Capri’s shareholders for their consideration. Before making any voting decision, Capri’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction.

Capri’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Capri, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Capri Holdings Limited, 90 Whitfield Street, 2nd Floor, London, United Kingdom W1T 4EZ, Attention: Investor Relations; telephone +1 (201) 514-8234, or from Capri’s website www.capriholdings.com.

Participants in the Solicitation

Capri and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Capri’s directors and executive officers is available in Capri’s proxy statement for its 2023 annual meeting of shareholders, which was filed with the SEC on June 15, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.